Exhibit 32.1
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, MICHAEL J. SMITH, President and Chief Executive Officer of Lamb Weston Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Lamb Weston Holdings, Inc.'s Annual Report on Form 10-K for the year ended May 25, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Lamb Weston Holdings, Inc. as of and for the periods presented.

July 23, 2025

/s/ MICHAEL J. SMITH
MICHAEL J. SMITH
President and Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Lamb Weston Holdings, Inc. and will be retained by Lamb Weston Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.